Exhibit 99.3

Lichter, Yu and Associates

Certified Public Accountants

16133 Ventura Blvd., suite 450

encino, California 91436

Tel (818)789-0265 Fax (818) 789-3949

Consent of Independent Registered Public Accounting Firm

We consent to the use in this Current Report on Form 8-K of Flikmedia, Inc. (formerly, Crossbox, Inc.) of our reports dated, July 15, 2014 relating to our audits of the financial statements of Flikdate, Inc. as of and for the year ended December 31, 2013 and our reviewed financial statements as of and for the six months ended June 30, 2014 and 2013.

Lichter, Yu and Associates, Inc.

Encino, California

July 25, 2014